UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

MeridianLink, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To: Select Partner Executives

From: Larry Katz or Nicolaas Vlok (Per List)

Subject: An Exciting Next Chapter for MeridianLink

Good morning,

I am writing to share some news about the future of MeridianLink. Today, we announced our intention to become a private company through a transaction with Centerbridge, a global investment firm with deep experience investing in financial services and technology. The press release is attached.

We’re excited about this next chapter of innovation and growth with Centerbridge. They are a proven partner to fintech companies like ours and they share our vision for the future. This is a strong endorsement of our leading digital platform that serves nearly 2,000 community financial institutions and reporting agencies. Together, we’ll unlock the potential of this company by accelerating product innovation, harnessing the power of AI and data, and enhancing the delivery of exceptional customer experiences. It will also mean greater opportunities for you as an integrated part of MeridianLink Marketplace. With Centerbridge’s resources and experience, we’ll be positioned to increase the breadth and depth of our product portfolio, grow our wallet share, and make it even easier for you to do business with us.

We expect the transaction to close in the second half of 2025, and it remains business as usual. We don’t expect any impact to our day-to-day operations or how we work with you. Your MeridianLink contact remains the same and our partner program and agreements continue as normal.

On behalf of the entire MeridianLink team, thank you for your partnership. We look forward to continuing our work together and we plan to reach out with more details regarding the transaction soon. If you have any questions, please do not hesitate to reach out to me at your earliest convenience.

Sincerely,

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain forward-looking statements about, among other things, the proposed acquisition of MeridianLink by Centerbridge (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on MeridianLink’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by MeridianLink, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including the possibility that MeridianLink’s stockholders may not approve the Transaction and obtaining any regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Centerbridge and Merger Sub to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) the possibility that competing offers or acquisition proposals will be made; (iv) the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any, (v) potential litigation relating to the Transaction that could be instituted against Centerbridge and Merger Sub, MeridianLink or their respective directors, managers or officers, including the effects of any outcomes related thereto; (vi) the risk that disruptions from the Transaction will harm MeridianLink’s business, including current plans and operations; (vii) the ability of MeridianLink to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (ix) continued availability of capital and financing and rating agency actions; (x) legislative, regulatory and economic developments affecting MeridianLink’s business; (xi) general economic and market developments and conditions; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect MeridianLink’s financial performance; (xiii) certain restrictions during the pendency of the Transaction that may impact MeridianLink’s ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as MeridianLink’s response to any of the aforementioned factors; (xv) significant transaction costs associated with the Transaction; (xvi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring MeridianLink to pay a termination fee or other expenses; (xviii) competitive responses to the Transaction; and (xix) the risks and uncertainties pertaining to MeridianLink’s business, including those set forth in MeridianLink’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by MeridianLink with the SEC. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on MeridianLink’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and MeridianLink does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information and Where to Find It

In connection with the Transaction by and among MeridianLink, a Delaware corporation, Centerbridge, a Delaware limited liability company, and Merger Sub, a Delaware corporation and a wholly owned subsidiary of Centerbridge, this communication is being made in respect of the pending merger involving MeridianLink and Centerbridge. MeridianLink will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) relating to its special meeting of stockholders and may file or furnish other documents with the SEC regarding the pending merger. When completed, a definitive version of the Proxy Statement will be mailed to MeridianLink’s stockholders. This document is not a substitute for the proxy statement or any other document which MeridianLink may file with the SEC. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER AND RELATED MATTERS.

The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to MeridianLink’s stockholders. MeridianLink’s stockholders may obtain free copies of the documents MeridianLink files with the SEC from the SEC’s website at www.sec.gov or through the Investor Relations portion of MeridianLink’s website at https://ir.meridianlink.com/overview/default.aspx under the link “Financials & Filings” and then under the link “SEC Filings” or by contacting MeridianLink’s Investor Relations by e-mail at InvestorRelations@MeridianLink.com.

Participants in the Solicitation

MeridianLink and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from MeridianLink’s stockholders in connection with the Transaction. Information regarding MeridianLink’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 23, 2025 (the “2025 Annual Meeting Proxy Statement”), and will be available in the Proxy Statement. To the extent holdings of MeridianLink’s securities by such directors or executive officers (or the identity of such directors or executive officers) have changed since the information set forth in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of MeridianLink’s directors and executive officers in the Transaction will be included in the Proxy Statement if and when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”